Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3

Name of Fund:	Goldman Sachs Small Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; J.P. Morgan Securities LLC; Jefferies LLC;
Morgan Stanley & Co. LLC; Stifel, Nicolaus & Company, Inc.;
William Blair & Company, L.L.C.
Name of Issuer:	Shake Shack Inc
Title of Security:	SHAKE SHACK INC.
Date of First Offering:	01/29/2015
Dollar Amount Purchased:	615,741
Number of Shares or Par Value of Bonds Purchased:	29,321
Price Per Unit:	21.00
Resolution Approved:  	Approved at the June 11, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Flexible Cap Growth Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; J.P. Morgan Securities LLC; Jefferies LLC;
Morgan Stanley & Co. LLC; Stifel, Nicolaus & Company, Inc.;
William Blair & Company, L.L.C.
Name of Issuer:	Shake Shack Inc
Title of Security:	SHAKE SHACK INC.
Date of First Offering:	01/29/2015
Dollar Amount Purchased:	1,638
Number of Shares or Par Value of Bonds Purchased:	78
Price Per Unit:	21.00
Resolution Approved:  	Approved at the June 11, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; J.P. Morgan Securities LLC; Jefferies LLC;
Morgan Stanley & Co. LLC; Stifel, Nicolaus & Company, Inc.;
William Blair & Company, L.L.C.
Name of Issuer:	Shake Shack Inc
Title of Security:	SHAKE SHACK INC.
Date of First Offering:	01/29/2015
Dollar Amount Purchased:	229,215
Number of Shares or Par Value of Bonds Purchased:	10,915
Price Per Unit:	21.00
Resolution Approved:  	Approved at the June 11, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Financial Square Tax-Free Money Market Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce,
Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Blaylock & Company, Inc.; BMO Capital Markets Corp.; Citigroup Global Markets Inc.; Drexel Hamilton, LLC; Fidelity Capital Markets;
First Southwest Company; Great Pacific Fixed Income Securities, Inc.;
J.P. Morgan Securities LLC; Jefferies LLC; Merrill Lynch, Pierce,
Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Oppenheimer & Co. Inc.; Piper Jaffray & Co.; RH Investment Corporation, Inc.; RBC Capital Markets,
 LLC; Robert W. Baird & Co. Inc.; Samuel A. Ramirez & Company, Inc.; Siebert, Brandford, Shank & Co., L.L.C.; Southwest Securities, Inc.;
Stifel, Nicolaus & Company, Inc.; U.S. Bancorp Investments, Inc.;
Wedbush Securities Inc.; Wells Fargo Securities, LLC;
William Blair & Company, L.L.C.
Name of Issuer:	CALIFORNIA ST
Title of Security:	STATE OF CALIFORNIA 5% 01 MAR 2016
Date of First Offering:	03/05/2015
Dollar Amount Purchased:	64,373,608
Number of Shares or Par Value of Bonds Purchased:	61,545,000
Price Per Unit:	104.60
Resolution Approved:  	Approved at the June 11, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Small/Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; Citigroup Global Markets Inc.;
Deutsche Bank Securities Inc.; Merrill Lynch, Pierce,
Fenner & Smith, Inc.; RBC Capital Markets, LLC; Scott & Stringfellow, LLC; Stephens Inc.; Sterne, Agee & Leach, Inc.; Stifel,
Nicolaus & Company, Inc.
Name of Issuer:	Summit Materials Inc
Title of Security:	SUMMIT MATERIALS, INC.
Date of First Offering:	03/12/2015
Dollar Amount Purchased:	42,210
Number of Shares or Par Value of Bonds Purchased:	2,345
Price Per Unit:	18.00
Resolution Approved:  	Approved at the June 11, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; Citigroup Global Markets Inc.;
Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.;
J.P. Morgan Securities LLC; Keefe, Bruyette & Woods, Inc.;
Morgan Stanley & Co. LLC; Oppenheimer & Co. Inc.; RBC Capital Markets, LLC;
 RBS Securities Inc.; Sandler, ONeill & Partners, L.P.; UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:	Citizens Financial Group Inc
Title of Security:	CITIZENS FINANCIAL GROUP INC
Date of First Offering:	03/25/2015
Dollar Amount Purchased:	70,555,808
Number of Shares or Par Value of Bonds Purchased:	2,970,771
Price Per Unit:	23.75
Resolution Approved:  	Approved at the June 11, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Large Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; Citigroup Global Markets Inc.;
Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.;
J.P. Morgan Securities LLC; Keefe, Bruyette & Woods, Inc.;
Morgan Stanley & Co. LLC; Oppenheimer & Co. Inc.;
RBC Capital Markets, LLC; RBS Securities Inc.;
Sandler, ONeill & Partners, L.P.; UBS Securities LLC;
Wells Fargo Securities, LLC
Name of Issuer:	Citizens Financial Group Inc
Title of Security:	CITIZENS FINANCIAL GROUP INC
Date of First Offering:	03/25/2015
Dollar Amount Purchased:	9,758,566
Number of Shares or Par Value of Bonds Purchased:	410,887
Price Per Unit:	23.75
Resolution Approved:  	Approved at the June 11, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Growth and Income Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; Citigroup Global Markets Inc.;
Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.;
J.P. Morgan Securities LLC; Keefe, Bruyette & Woods, Inc.;
Morgan Stanley & Co. LLC; Oppenheimer & Co. Inc.;
RBC Capital Markets, LLC; RBS Securities Inc.;
Sandler, ONeill & Partners, L.P.; UBS Securities LLC;
Wells Fargo Securities, LLC
Name of Issuer:	Citizens Financial Group Inc
Title of Security:	CITIZENS FINANCIAL GROUP INC
Date of First Offering:	03/25/2015
Dollar Amount Purchased:	3,035,535
Number of Shares or Par Value of Bonds Purchased:	127,812
Price Per Unit:	23.75
Resolution Approved:  	Approved at the June 11, 2015 Board Meeting.

Name of Fund:	Goldman Sachs Large Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Morgan Stanley & Co. LLC
Name of Issuer:	Mylan NV
Title of Security:	MYLAN NV
Date of First Offering:	04/01/2015
Dollar Amount Purchased:	4,328,695
Number of Shares or Par Value of Bonds Purchased:	74,185
Price Per Unit:	58.35
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Small Cap Value Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; Citigroup Global Markets Inc.;
Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC;
Morgan Stanley & Co. LLC; PNC Capital Markets LLC;
Regions Bank; UBS Securities LLC
Name of Issuer:	CyrusOne Inc
Title of Security:	CYRUSONE INC
Date of First Offering:	04/01/2015
Dollar Amount Purchased:	31,304,418
Number of Shares or Par Value of Bonds Purchased:	1,005,926
Price Per Unit:	31.12
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Capital Growth Fund
Name of Underwriter or Dealer Purchased From:	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; Citigroup Global Markets Inc.;
Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC;
Jefferies LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Morgan Stanley & Co. LLC; Nomura Securities International, Inc.;
Scott & Stringfellow, LLC; SMBC Nikko Securities Inc.; UBS Securities LLC
Name of Issuer:	Axalta Coating Systems Ltd
Title of Security:	AXALTA COATING SYSTEMS LTD.
Date of First Offering:	04/02/2015
Dollar Amount Purchased:	1,635,900
Number of Shares or Par Value of Bonds Purchased:	58,425
Price Per Unit:	28.00
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Flexible Cap Growth Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; Citigroup Global Markets Inc.;
Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC;
Jefferies LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Morgan Stanley & Co. LLC; Nomura Securities International, Inc.;
Scott & Stringfellow, LLC; SMBC Nikko Securities Inc.; UBS Securities LLC
Name of Issuer:	Axalta Coating Systems Ltd
Title of Security:	AXALTA COATING SYSTEMS LTD.
Date of First Offering:	04/02/2015
Dollar Amount Purchased:	29,246
Number of Shares or Par Value of Bonds Purchased:	1,043
Price Per Unit:	28.00
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Growth Opportunities Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; Citigroup Global Markets Inc.;
Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC;
Jefferies LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Morgan Stanley & Co. LLC; Nomura Securities International, Inc.;
Scott & Stringfellow, LLC; SMBC Nikko Securities Inc.;
UBS Securities LLC
Name of Issuer:	Axalta Coating Systems Ltd
Title of Security:	AXALTA COATING SYSTEMS LTD.
Date of First Offering:	04/02/2015
Dollar Amount Purchased:	12,978,084
Number of Shares or Par Value of Bonds Purchased:	463,503
Price Per Unit:	28.00
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.;
J.P. Morgan Securities LLC; Jefferies LLC; Merrill Lynch,
Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC;
Nomura Securities International, Inc.; Scott & Stringfellow, LLC;
SMBC Nikko Securities Inc.; UBS Securities LLC
Name of Issuer:	Axalta Coating Systems Ltd
Title of Security:	AXALTA COATING SYSTEMS LTD.
Date of First Offering:	04/02/2015
Dollar Amount Purchased:	3,533,348
Number of Shares or Par Value of Bonds Purchased:	126,191
Price Per Unit:	28.00
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Small Cap Value Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; BMO Capital Markets Corp.;
CIBC World Markets Inc.; Citigroup Global Markets Inc.;
Credit Suisse Securities (USA) LLC; Evercore Group, L.L.C.;
J.P. Morgan Securities LLC; Rosenblatt Securities Inc.;
Sandler, ONeill & Partners, L.P.; UBS Securities LLC
Name of Issuer:	Virtu Financial Inc
Title of Security:	VIRTU FINANCIAL, INC.
Date of First Offering:	04/16/2015
Dollar Amount Purchased:	4,854,139
Number of Shares or Par Value of Bonds Purchased:	255,481
Price Per Unit:	19.00
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Small Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
Credit Suisse Securities (USA) LLC;
Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC;
Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Morgan Stanley & Co. LLC; Stephens Inc.; Telsey Advisory Group LLC; William Blair & Company, L.L.C.
Name of Issuer:	Party City Holdco Inc
Title of Security:	PARTY CITY HOLDCO INC
Date of First Offering:	04/16/2015
Dollar Amount Purchased:	4,951,301
Number of Shares or Par Value of Bonds Purchased:	291,253
Price Per Unit:	17.00
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Small/Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; BMO Capital Markets Corp.;
CIBC World Markets Inc.; Citigroup Global Markets Inc.;
Credit Suisse Securities (USA) LLC; Evercore Group, L.L.C.;
J.P. Morgan Securities LLC; Rosenblatt Securities Inc.;
Sandler, ONeill & Partners, L.P.; UBS Securities LLC
Name of Issuer:	Virtu Financial Inc
Title of Security:	VIRTU FINANCIAL, INC.
Date of First Offering:	04/16/2015
Dollar Amount Purchased:	15,846
Number of Shares or Par Value of Bonds Purchased:	834
Price Per Unit:	19.00
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; BMO Capital Markets Corp.;
CIBC World Markets Inc.; Citigroup Global Markets Inc.;
Credit Suisse Securities (USA) LLC; Evercore Group, L.L.C.;
J.P. Morgan Securities LLC; Rosenblatt Securities Inc.;
Sandler, ONeill & Partners, L.P.; UBS Securities LLC
Name of Issuer:	Virtu Financial Inc
Title of Security:	VIRTU FINANCIAL, INC.
Date of First Offering:	04/16/2015
Dollar Amount Purchased:	2,014,513
Number of Shares or Par Value of Bonds Purchased:	106,027
Price Per Unit:	19.00
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Small/Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.;
J.P. Morgan Securities LLC; Merrill Lynch,
Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC;
Stephens Inc.; Telsey Advisory Group LLC; William Blair & Company, L.L.C.
Name of Issuer:	Party City Holdco Inc
Title of Security:	PARTY CITY HOLDCO INC
Date of First Offering:	04/16/2015
Dollar Amount Purchased:	16,167
Number of Shares or Par Value of Bonds Purchased:	951
Price Per Unit:	17.000
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Flexible Cap Growth Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse Securities (USA) LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Canaccord Genuity Inc.;
Credit Suisse Securities (USA) LLC; Robert W. Baird & Co. Inc.;
Stifel, Nicolaus & Company, Inc.; SunTrust Robinson Humphrey, Inc.
Name of Issuer:	Freshpet Inc
Title of Security:	FRESHPET, INC.
Date of First Offering:	04/30/2015
Dollar Amount Purchased:	16,382
Number of Shares or Par Value of Bonds Purchased:	763
Price Per Unit:	21.47
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse Securities (USA) LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Canaccord Genuity Inc.;
Credit Suisse Securities (USA) LLC; Robert W. Baird & Co. Inc.;
Stifel, Nicolaus & Company, Inc.; SunTrust Robinson Humphrey, Inc.
Name of Issuer:	Freshpet Inc
Title of Security:	FRESHPET, INC.
Date of First Offering:	04/30/2015
Dollar Amount Purchased:	6,634,724
Number of Shares or Par Value of Bonds Purchased:	309,023
Price Per Unit:	21.47
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Small Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Jefferies LLC;
KeyBanc Capital Markets Inc.; Merrill Lynch,
Pierce, Fenner & Smith, Inc.; Piper Jaffray & Co.;
RBC Capital Markets, LLC; Stephens Inc.;
SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC;
William Blair & Company, L.L.C.
Name of Issuer:	Bojangles Inc
Title of Security:	BOJANGLES, INC.
Date of First Offering:	05/08/2015
Dollar Amount Purchased:	1,093,545
Number of Shares or Par Value of Bonds Purchased:	57,555
Price Per Unit:	19.00
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Flexible Cap Growth Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Jefferies LLC;
KeyBanc Capital Markets Inc.; Merrill Lynch, Pierce,
Fenner & Smith, Inc.; Piper Jaffray & Co.;
RBC Capital Markets, LLC; Stephens Inc.;
SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC;
William Blair & Company, L.L.C.
Name of Issuer:	Bojangles Inc
Title of Security:	BOJANGLES, INC.
Date of First Offering:	05/08/2015
Dollar Amount Purchased:	3,040
Number of Shares or Par Value of Bonds Purchased:	160
Price Per Unit:	19.00
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Jefferies LLC;
KeyBanc Capital Markets Inc.; Merrill Lynch, Pierce,
Fenner & Smith, Inc.; Piper Jaffray & Co.;
RBC Capital Markets, LLC; Stephens Inc.;
SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC;
William Blair & Company, L.L.C.
Name of Issuer:	Bojangles Inc
Title of Security:	BOJANGLES, INC.
Date of First Offering:	05/08/2015
Dollar Amount Purchased:	430,027
Number of Shares or Par Value of Bonds Purchased:	22,633
Price Per Unit:	19.00
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Flexible Cap Growth Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Citigroup Global Markets Inc.;
Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Dowling & Partners Securities LLC; J.P. Morgan Securities LLC;
Keefe, Bruyette & Woods, Inc.; Merrill Lynch, Pierce,
Fenner & Smith, Inc.; Mizuho Securities USA Inc.;
Piper Jaffray & Co.; Stephens Inc.; SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	Black Knight Financial Service
Title of Security:	BLACK KNIGHT FINANCIAL SERVICES INC.
Date of First Offering:	05/20/2015
Dollar Amount Purchased:	23,863
Number of Shares or Par Value of Bonds Purchased:	974
Price Per Unit:	24.50
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Growth Opportunities Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Citigroup Global Markets Inc.;
Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Dowling & Partners Securities LLC; J.P. Morgan Securities LLC;
Keefe, Bruyette & Woods, Inc.; Merrill Lynch, Pierce,
Fenner & Smith, Inc.; Mizuho Securities USA Inc.;
Piper Jaffray & Co.; Stephens Inc.; SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	Black Knight Financial Service
Title of Security:	BLACK KNIGHT FINANCIAL SERVICES INC.
Date of First Offering:	05/20/2015
Dollar Amount Purchased:	6,640,113
Number of Shares or Par Value of Bonds Purchased:	271,025
Price Per Unit:	24.50
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Citigroup Global Markets Inc.;
Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Dowling & Partners Securities LLC; J.P. Morgan Securities LLC;
Keefe, Bruyette & Woods, Inc.; Merrill Lynch, Pierce,
Fenner & Smith, Inc.; Mizuho Securities USA Inc.;
Piper Jaffray & Co.; Stephens Inc.; SunTrust Robinson Humphrey, Inc.;
 Wells Fargo Securities, LLC
Name of Issuer:	Black Knight Financial Service
Title of Security:	BLACK KNIGHT FINANCIAL SERVICES INC.
Date of First Offering:	05/20/2015
Dollar Amount Purchased:	3,444,382
Number of Shares or Par Value of Bonds Purchased:	140,587
Price Per Unit:	24.50
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Technology Opportunities Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Citigroup Global Markets Inc.;
Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Dowling & Partners Securities LLC; J.P. Morgan Securities LLC;
 Keefe, Bruyette & Woods, Inc.; Merrill Lynch, Pierce,
Fenner & Smith, Inc.; Mizuho Securities USA Inc.;
Piper Jaffray & Co.; Stephens Inc.; SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	Black Knight Financial Service
Title of Security:	BLACK KNIGHT FINANCIAL SERVICES INC.
Date of First Offering:	05/20/2015
Dollar Amount Purchased:	563,843
Number of Shares or Par Value of Bonds Purchased:	23,014
Price Per Unit:	24.50
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.;
 J.P. Morgan Securities LLC; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC;
SunTrust Robinson Humphrey, Inc.; TD Securities USA LLC
Name of Issuer:	Endo International PLC
Title of Security:	ENDO INTERNATIONAL PLC
Date of First Offering:	06/05/2015
Dollar Amount Purchased:	27,858,946
Number of Shares or Par Value of Bonds Purchased:	334,642
Price Per Unit:	83.25
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Flexible Cap Growth Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; J.P. Morgan Securities LLC; Leerink Swann LLC;
 SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC;
 William Blair & Company, L.L.C.
Name of Issuer:	Evolent Health Inc
Title of Security:	EVOLENT HEALTH, INC.
Date of First Offering:	06/05/2015
Dollar Amount Purchased:	38,420
Number of Shares or Par Value of Bonds Purchased:	2,260
Price Per Unit:	17.00
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; J.P. Morgan Securities LLC; Leerink Swann LLC;
 SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC;
 William Blair & Company, L.L.C.
Name of Issuer:	Evolent Health Inc
Title of Security:	EVOLENT HEALTH, INC.
Date of First Offering:	06/05/2015
Dollar Amount Purchased:	5,640,685
Number of Shares or Par Value of Bonds Purchased:	331,805
Price Per Unit:	17.00
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Flexible Cap Growth Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Jefferies LLC;
Morgan Stanley & Co. LLC; Robert W. Baird & Co. Inc.;
Wells Fargo Securities, LLC
Name of Issuer:	Wingstop Inc
Title of Security:	WINGSTOP INC.
Date of First Offering:	06/11/2015
Dollar Amount Purchased:	18,221
Number of Shares or Par Value of Bonds Purchased:	959
Price Per Unit:	19.00
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Jefferies LLC;
Morgan Stanley & Co. LLC; Robert W. Baird & Co. Inc.;
Wells Fargo Securities, LLC
Name of Issuer:	Wingstop Inc
Title of Security:	WINGSTOP INC.
Date of First Offering:	06/11/2015
Dollar Amount Purchased:	2,702,332
Number of Shares or Par Value of Bonds Purchased:	142,228
Price Per Unit:	19.00
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Flexible Cap Growth Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Canaccord Genuity Securities LLC;
Leerink Swann LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.
Name of Issuer:	Seres Therapeutics Inc
Title of Security:	SERES THERAPEUTICS, INC.
Date of First Offering:	06/26/2015
Dollar Amount Purchased:	7,902
Number of Shares or Par Value of Bonds Purchased:	439
Price Per Unit:	18.00
Resolution Approved:  	Approved via written consent on October 3, 2015

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Canaccord Genuity Securities LLC;
Leerink Swann LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.
Name of Issuer:	Seres Therapeutics Inc
Title of Security:	SERES THERAPEUTICS, INC.
Date of First Offering:	06/26/2015
Dollar Amount Purchased:	1,195,416
Number of Shares or Par Value of Bonds Purchased:	66,412
Price Per Unit:	18.00
Resolution Approved:  	Approved via written consent on October 3, 2015

	Resolution adopted at the Meeting of the Board of Trustees on June 11, 2015.

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. to the Trustees, except as described at the meeting, all purchases made during the calendar quarter ended March 31, 2015 by the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust on behalf of their
Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

	Resolution adopted via written consent by the Board of Trustees on October 3, 2015.

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. to the Trustees, except as described at the August 12-13, 2015 meeting, all purchases made during the calendar quarter ended June 30, 2015 by the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company
Act of 1940, as amended.